UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission

File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

225 South Lake Avenue, Suite 1050, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the 2013 Annual Meeting of Stockholders held on March 21, 2013.

•	Election of six directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

•

Approval of a proposed amendment to the Company’s 2004 Equity Incentive Plan (the “2004 Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the 2004 Incentive Plan from 2,000,000 to 3,000,000 shares;

•	Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for the 2012 fiscal year;

•	Recommendation, on a non-binding, advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

•	Ratification of Rose Snyder & Jacobs as independent auditors of the Company for the fiscal year ended September 30, 2013.

As of January 31, 2013, the record date for the Annual Meeting, the Company had 17,115,549 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 10,783,999 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

NAME	FOR	WITHHELD	NON VOTES
Christopher Anzalone	3,389,953	1,162,182	6,231,864
Mauro Ferrari	3,371,236	1,180,899	6,231,864
Edward W. Frykman	3,384,213	1,167,922	6,231,864
Douglass Given	3,405,022	1,147,113	6,231,864
Charles P. McKenney	3,381,837	1,170,928	6,231,864
Michael S. Perry	3,398,261	1,153,874	6,231,864

Approval of an Amendment to the Company’s 2004 Incentive Plan

4,115,005 FOR 399,162 AGAINST 37,968 ABSTAIN 6,231,864 NON VOTES

The proposal was approved.

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for the 2012 fiscal year

3,066,694 FOR 1,410,458 AGAINST 74,983 ABSTAIN 6,231,864 NON VOTES

The proposal was approved.

Recommendation, on a non-binding, advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers

2,212,002 1 YEAR 164,054 2 YEARS 939,452 3 YEARS 1,236,627 ABSTAIN 6,231,864 NON VOTES

Based upon the results set forth above for Proposal 4, the Board of Directors of the Company has determined that future stockholder advisory votes on the compensation of the Company’s named executive officers will occur every year.

Ratification of Rose, Snyder & Jacobs as Arrowhead’s independent public accounting firm

9,327,469 FOR 1,331,072 AGAINST 125,458 ABSTAIN 0 NON VOTES

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2013

ARROWHEAD RESEARCH CORPORATION

	By:	/s/ Jane Davidson
Jane Davidson
Corporate Secretary